UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2006

China Evergreen Environmental Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-26175	88-0409151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A01, Baicheng Building 584 Yingbin Road Dashi, Panyu District Guangzhou, Guangdong, China	511430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-20) 3479 9708

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In conjunction with its decision to issue restated financial statements for the fiscal years ended December 31, 2004 and 2005 and for the quarterly periods ended March 31, 2005, June 30, 2005, September 30, 2005 and March 31, 2006, our board of directors determined, on or about August 11, 2006, that the original financial statements for the periods in question should no longer be relied upon. The financial statements which should no longer be relied upon include:

(i)	the audited consolidated financial statements contained in our report on Form 10-KSB for the fiscal year ended December 31, 2004 (the “2004 10-KSB”), filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2005, Amendment No. 1 to the 2004 10-KSB filed on July 15, 2005, and Amendment No. 2 to the 2004 10-KSB filed on January 13, 2006 ;

(ii)	the audited consolidated financial statements contained in our report on Form 10-KSB for the fiscal year ended December 31, 2005 (the “2005 10-KSB”), filed with the SEC on April 17, 2006;

(iii)	the unaudited consolidated financial statements contained in our quarterly report on Form 10-QSB for the quarterly period ended March 31, 2005 (the “March 31, 2005 10-QSB”), filed with the SEC on May 24, 2005;

(iv)	the unaudited consolidated financial statements contained in our quarterly report on Form 10-QSB for the quarterly period ended June 30, 2005 (the “June 30, 2005 10-QSB”), filed with the SEC on August 15, 2005;

(v)	the unaudited consolidated financial statements contained in our quarterly report on Form 10-QSB for the quarterly period ended September 30, 2005 (the “ September 30, 2005 10-QSB”), filed with the SEC on November 15, 2005 and Amendment No. 1 to the September 30, 2005 10-QSB filed on Janaury 13, 2006; and

(vi)	the unaudited consolidated financial statements contained in our quarterly report on Form 10-QSB for the quarterly period ended March 31, 2006 (the “March 31, 2006 10-QSB”), filed with the SEC on May 15, 2006.

Gain on disposal of the XY

As previously disclosed in our 2004 10-KSB, including amendments thereto, and comparative figures in our 2005 10-KSB, we recorded a gain on disposal of $2,029,720 in 2004 for the disposal of our 90% attributable interest in Xian Yang Bai Sheng Water Purifying Company Limited (“XY”) to True Global Limited (“TGL”), an independent party, at a consideration of $4,130,435 (RMB34.2 million). The disposal was made pursuant to a tri-party framework agreement between Evergreen Asset Group Limited (“EGAG”), TGL and Guang Dong Xin Sheng Environmental Protection Company Limited (“GDXS”) in which EGAG transferred 90% of its equity interest in XY to TGL while GDXS continued to own 10% of its equity interest in XY. The transaction was consummated on October 26, 2004 and the gain represents the difference between the disposal proceeds and our attributable share of net assets of XY at the date of disposal. In the same year, we also recognized an amount of $9,115,942 for the construction revenue of XY using the percentage-of-completion method, estimated costs and claim recognition for construction contracts. The amount accounted for 97% of our total revenue in 2004.

In the previously filed 2004 10-KSB, as amended to date, and comparative figures in our 2005 10-KSB, the accounting treatment for the construction revenue of XY does not comply with SOP 81-1 or EITF 00-21. As a result, we will file an amendment to the 2004 10-KSB and 2005 10-KSB with adjusted disclosure to record the transaction as part of the gain on the disposal of the XY subsidiary rather than as revenue from construction of wastewater treatment plant. As such our adjusted total revenue for the fiscal year ended December 31, 2004 was $250,571 and the adjusted gain on disposal of interest in a subsidiary – XY was $5,220,299. Due to the same reason, account receivable from TGL amounted to $9,416,039 as of December 31, 2004 will be reclassified to prepayment, deposits and other receivables in our upcoming amendment to the 2004 10-KSB, comparative figures in the upcoming amendments to the 2005 10-KSB, June 30, 2005 10-QSB and September 30, 2005 10-QSB.

Group reorganization

In Note 2(ii) and 2(iii) to the consolidated financial statements contained in the 2004 10-KSB and 2005 10-KSB and Note 2 to the consolidated financial statements contained in the March 31, 2005 10-QSB, June 30, 2005 10-QSB, September 30, 2005 10-QSB and March 31, 2006 10-QSB, as amended to date, we disclosed group reorganization transactions. Pursuant to rules promulgated by the SEC, the merger or acquisition of a private operating company into a non-operating public shell corporation with nominal net assets is considered a capital transaction, rather than a business combination. As such, no disclosures are required under FAS 141 because the transactions described were not business combinations. For accounting purposes, the transaction has been treated as a reverse acquisition and a recapitalization, and pro-forma information is not presented. Accordingly, the upcoming amendments to the 2004 10-KSB, 2005 10-KSB, March 31, 2005 10-QSB, June 30, 2005 10-QSB, September 30, 2005 10-QSB and March 31, 2006 10-QSB will not include references to the group reorganization transactions throughout the financial statements. We will also restate the common stock immediately after the recapitalization to $100,000 in the upcoming March 31, 2005 10-QSB and June 30, 2005 10-QSB.

Reclassification of April warrants

In our 2005 10-KSB, our June 30, 2005 10-QSB and our March 31, 2006 10-QSB, as amended to date, we recorded as equity the warrants issued as part of the units sold in our April 2005 convertible debt issuance. Under EITF No. 00-19, the fair value of these warrants should be reported as a liability. Pursuant to the Warrant Agreement, because there is currently no effective registration statement covering the shares of common stock underlying these warrants, these warrants are currently subject to a cashless exercise whereby the warrant holders may surrender their warrants to the company in exchange for shares of common stock. The number of shares of common stock into which a warrant would be exchangeable in such a cashless exercise depends on both the exercise price of the warrants and the market price of the common stock, each at or near the time of exercise. Because both of these factors are variable, it is possible that the company could have insufficient authorized shares to satisfy a cashless exercise. In this scenario, if the company were unable to obtain shareholder approval to increase the number of authorized shares, the company could be obligated to settle such a cashless exercise with cash rather than by issuing shares of common stock. Further, EITF No. 00-19 requires that we record the potential settlement obligation at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through our statement of operations. We will continue to report the potential settlement obligation as a liability until such time as the warrants are exercised or expire or we are otherwise able to modify the warrant agreement to remove the provisions which require this treatment. We will restate our 2005 10-KSB, our June 30, 2005 10-QSB and our March 31, 2006 10-QSB to reclassify the April 2005 warrants as a liability.

April and September 2005 Private Placements—non-cash financing charges

In our June 30, 2005 10-QSB, we did not record any non-cash financing charges and in our September 30, 2005 10-QSB, as amended to date, we did not properly record the non-cash financing charges. Non-cash financing charges represent the amount by which the fair value of derivative liabilities issued exceeds the amount of proceeds received, as an expense at the date of issuance of the April convertible debenture and the September private placement. We will restate our June 30, 2005 10-QSB and our September 30, 2005 10-QSB to record the non-cash financing charges, which represent the amount by which the fair value of derivative liabilities issued exceeds the amount of proceeds received, as an expense at the date of issuance of the April convertible debenture and the September private placement. As a result of the recording of non-cash financing charges, certain expenses which were previously recorded under general and administrative expenses in our September 30, 2005 10-QSB will be reclassified under non-cash financing charges.

April 2005 Private Placements—unrealized gains or losses in financial instruments

In our June 30, 2005 10-QSB and our September 30, 2005 10-QSB, as amended to date, we did not record properly the unrealized gains or losses in financial instruments, which represent the change in fair market value of the financial instruments at each reporting date for the April warrants and the bifurcated conversion feature for the convertible debenture. The unrealized gains or losses in financial instruments should have been reported in those filings. We will restate the June 30, 2005 10-QSB and September 30, 2005 10-QSB, as amended to date, to record the unrealized gains or losses in financial instruments which represent the change in fair market value of the financial instruments at each reporting date for the April warrants and the bifurcated conversion feature for the convertible debenture.

Interest in associate

In our June 30, 2005 10-QSB and our September 30, 2005 10-QSB, as amended to date, the comparative figures for our interest in associate as of December 31, 2004 were recorded based on an effective percentage of equity attributable to the group of 31.5% instead of a direct interest of 35%. We will restate the comparative figures for our interest in associate as of December 31, 2004 in the June 30, 2005 10-QSB and September 30, 2005 10-QSB to include our interest in associate based on a direct interest of 35%.

Prior Restatements

On January 13, 2006, we amended our 2004 10-KSB. Prior to the January 13, 2006 amendment, in our 2004 10-KSB we recorded our interest in associate based on an effective percentage of equity attributable to the group of 31.5% instead of a direct interest of 35%. In the January 13, 2006 restatement of our 2004 10-KSB, we reported our interest in associate based on a direct interest of 35%. In addition, we have restated the common stock immediately after the recapitalization to $100,000.

On January 13, 2006, we amended our September 30, 2005 10-QSB. Prior to the January 13, 2006 amendment, the September 30, 2005 10-QSB classified as equity the proceeds of our April Debenture and September 2005 private placement allocated to the warrants issued in these transactions. For reasons both the April warrants and September warrants should have been classified as a liability. The restated financial statements in the January 13, 2006 amendment of the September 30, 2005 10-QSB reflect this reclassification. In addition, prior to the January 13, 2006 amendment, the September 30, 2005 10-QSB did not originally report the unrealized gains or losses in financial instruments, which represent the change in fair market value of the financial instruments at each reporting date. The unrealized gains or losses in financial instruments should have been reported in the original filing. Accordingly, the January 13, 2006 restatement of the September 30, 2006 10-QSB reported the unrealized gains or losses in financial instruments, which represent the change in fair market value of the financial instruments at each reporting date. The restatement to the unrealized gains or losses in financial instruments, however, required to be further restated (refer discussion above). In addition, we have restated the common stock immediately after the recapitalization to $100,000.

Material Weaknesses

In connection with the above matters, we have identified material weaknesses in our internal control over financial reporting, which weaknesses we have reported to our auditors. These material weaknesses comprise:

(a)	insufficient knowledge and experience among our internal accounting personnel regarding the application of US GAAP and SEC requirements;

(b)	insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; and

(c)	insufficient emphasis by management on compliance with US GAAP requirements.

We have communicated with our auditors, PKF Hong Kong and concluded that these deficiencies constituted material weaknesses, as defined by Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements,” established by the Public Company Accounting Oversight Board, or PCAOB.

In order to address these material weaknesses our senior management is in the process of conducting a thorough review of our US GAAP financial reporting processes and will prepare and implement a US GAAP action plan. This plan will be designed to generally improve our US GAAP reporting processes and to strengthen our control processes and procedures in order to prevent a recurrence of the circumstances that resulted in the need to restate our quarterly financial statements. Our senior management intends to complete its review and implement a US GAAP action plan as soon as practicable. The US GAAP action plan will incorporate, among other matters, the following initiatives:

1.	arrange for our senior management and certain accounting and finance-related personnel to attend training sessions on US GAAP and financial reporting responsibilities and SEC disclosure requirements;

2.	modify the mandate of our internal audit function to place greater emphasis on the adequacy of, and compliance with, procedures relating to internal controls over US GAAP financial reporting and engage an internationally recognized accounting firm, which is not affiliated with PKF Hong Kong, to assist our accounting department and internal audit function in the preparation of our US GAAP consolidated financial statements;

3.	recruit an accounting staff member with US GAAP expertise and who is not affiliated with PKF Hong Kong; and

4.	engage an internationally recognized accounting firm, which is not affiliated with PKF Hong Kong, to provide us with technical advice on US GAAP matters and SEC disclosure requirements on an ongoing basis.

Our board of directors discussed the matters disclosed in this filing with the registrant’s independent accountant.

On September 25, 2006, the registrant submitted a draft of this report on Form 8-K to its independent accountant, requesting a response to the statements contained therein. A copy of the response letter is herewith filed as Exhibit 7.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibits are herewith filed:

7.1	Letter from PKF HK, dated September 25, 2006 regarding restatement of financial statements and non-reliance on previously issued financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2006	By:	/s/ Chong Liang Pu
Chong Liang Pu,
Chief Executive Officer